UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2021
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On January 7, 2021, SI-BONE, Inc. (the "Company") issued a press release (the “Press Release”) announcing preliminary unaudited revenue for the fourth quarter and full year 2020. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, the Company announced its intention to appoint Laura Francis as Chief Executive Officer and to the board of directors. Laura Francis currently serves as the Company's Chief Financial Officer and Chief Operating Officer. As CEO, Laura Francis will succeed Jeff Dunn, who will remain with the Company as Executive Chairman. Concurrent with Ms. Francis becoming Chief Executive Officer, Anthony Recupero, the Company's Chief Commercial Officer, will become President, Commercial Operations. The Company will begin a search for a new CFO immediately and senior leadership changes will occur upon the earlier of the CFO replacement or May 1, 2021.

Ms. Francis, age 54, has served as the Company’s Chief Operating Officer since July 2019, and served as the Company’s Chief Financial Officer since May 2015. Prior to joining SI-BONE, Ms. Francis was the Chief Financial Officer for Auxogyn, Inc., a women’s health company, from December 2012 to September 2014. From September 2004 to December 2012, Ms. Francis served as Vice President of Finance, Chief Financial Officer and Treasurer for Promega Corporation, a life science reagent company. From March 2002 to September 2004, Ms. Francis served as the Chief Financial Officer of Bruker BioSciences Corporation, a public life science instrumentation company. From May 2001 to March 2002, Ms. Francis served as Chief Operating Officer and Chief Financial Officer of Nutra-Park Inc., an agricultural biotechnology company. From April 1999 to May 2001, Ms. Francis was Chief Financial Officer of Hypercosm, Inc., a software company. From October 1995 to April 1999, Ms. Francis was an engagement manager with McKinsey & Company, a consulting firm. Early in her career, Ms. Francis was an audit manager with Coopers & Lybrand, an accounting firm. Since January 2019, Ms. Francis has served as a member of the board of directors of ShockWave Medical, Inc, a medical device company. Ms. Francis received a B.B.A. from the University of Wisconsin and an M.B.A. from Stanford University. She is a Certified Public Accountant (inactive) in the State of California.

Mr. Recupero, age 62, has served as the Company's Chief Commercial Officer since July 2016. Prior to joining the Company, Mr. Recupero was the President of Catalyst Performance Advisors, LLC, where he advised leading medical device companies on commercial strategy from June 2013 to July 2016. In July 2008, Mr. Recupero joined Baxano, Inc., a medical device company with minimally invasive products to treat degenerative conditions of the spine affecting the lumbar region, initially as Vice President of Sales and Marketing, and was promoted in February 2009 to President and Chief Executive Officer until its acquisition by TranS1 in June 2013. From January 2005 to July 2008, Mr. Recupero was President of Recupero Consulting Group, LLC, where he advised leading medical device companies on commercial strategy. From October 1999 to December 2004, Mr. Recupero was the Vice President of Sales for Kyphon. Early in his career, Mr. Recupero progressed to senior sales management roles at United States Surgical Corporation and Sulzer Spine-Tech, Inc. Mr. Recupero received a B.A. in Communications from State University of New York at Albany.

In connection with the leadership transition, the Company and Mr. Dunn entered into an Amendment to Offer Letter Agreement and Severance Plan Participation Agreement pursuant to which, upon occurrence of the transition:
(a) Mr. Dunn will become Executive Chairman and his time commitment to the Company will be reduced to 50% of his full working time prior to the transition; (b) Mr. Dunn will serve the Company in the capacity of Executive Chairman until the earlier of the date on which the Board determines that he shall no longer serve in such capacity and May 1, 2023, at which point his employment with the Company will end and Mr. Dunn will transition to non-Executive Chairman of the Company; (c) Mr. Dunn’s base salary will be at the rate of $309,000 per year, which is fifty percent (50%) of his base salary immediately preceding the transition, and his target annual bonus will be 100% of base salary, and (d) 50% of Mr. Dunn’s unvested portion of the equity award granted to him on January 5, 2021 will be forfeited. A copy of Mr. Dunn's Amendment to Offer Letter Agreement and Severance Plan Participation Agreement is attached as Exhibit 10.1 to this current report on Form 8-K.

Item 7.01 – Regulation FD Disclosure.

Members of the Company’s management team expect to meet with investors and analysts at the J.P. Morgan Annual Healthcare Conference on January 11, 2021 to January 14, 2021 to discuss the Company, using presentation materials which are furnished and attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Offer Letter Agreement and Severance Plan Participation Agreement dated January 5, 2021
99.1	Press release dated January 7, 2021
99.2	Presentation dated January 2021
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

The information in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2, of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (Exchange Act), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (Securities Act). The information in Items 2.02 and 7.01, and Exhibits 99.1 and 99.2 shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	January 7, 2021	By:	/s/ Laura A. Francis
Laura A. Francis
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)